COHEN & STEERS GLOBAL REALTY SHARES, INC.

Class A (CSFAX), Class C (CSFCX), Class I (CSSPX), Class R (GRSRX) and Class Z (CSFZX) Shares

Supplement dated November 7, 2016 to

Summary Prospectus and Prospectus dated May 1, 2016

Investment Advisory and Fee Limitation Agreements

The Board of Directors of the Fund has approved an amendment to the Fund’s Investment Advisory Agreement, reducing the monthly investment advisory fee that the Fund pays to Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). Effective November 7, 2016, the Fund’s advisory fee will be reduced from an annual rate of 0.90% of the average daily net assets of the Fund to an annual rate of 0.80% of the average daily net assets of the Fund.

The Board of Directors of the Fund also approved an amendment to the Fund’s fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the Advisor will contractually agree to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.30% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.45% for Class R shares and 0.95% for Class Z shares. Once effective, this contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.

Accordingly, the “Fund Fees and Expenses” section of the Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s statement of additional information (the “SAI”).

	Class A	Class C		Class I		Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	(1)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.80%	0.80%		0.80%		0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%		None		0.50%	None
Other Expenses	0.16%	0.16%		0.16%		0.16%	0.16%
Shareholder Service Fee	0.10%	0.25%		0.07%	(2)	None	None

Total Other Expenses	0.26%	0.41%		0.23%		0.16%	0.16%

Total Annual Fund Operating Expenses(3)	1.31%	1.96%		1.03%		1.46%	0.96%
Fee Waiver/Expense Reimbursement(3)	(0.01)%	(0.01)%		(0.08)%		(0.01)%	(0.01)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(3,4)	1.30%	1.95%		0.95%		1.45%	0.95%

(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	This expense information differs from the Fund’s most recent annual report. Total other expenses have been updated to reflect estimated service fee expenses for the fiscal year ended December 31, 2016. The Fund has adopted a shareholder services plan, pursuant to which the Fund may pay the Distributor a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to the Fund’s Class I shares.
(3)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.30% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.45% for Class R shares and 0.95% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
(4)	Excludes extraordinary expenses approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement. With these expenses included, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.32% and 1.31% for Class A shares, 1.97% and 1.96% for Class C shares, 1.04% and 0.96% for Class I shares, 1. 47% and 1.46% for Class R Shares, and 0.97% and 0.96% for Class Z share.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2018 (through June 30, 2018, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$576	$845	$1,134	$1,957
Class C shares
Assuming redemption at the end of the period	$298	$614	$1,056	$2,284
Assuming no redemption at the end of the period	$198	$614	$1,056	$2,284
Class I shares	$97	$314	$556	$1,247
Class R shares	$148	$460	$796	$1,745
Class Z shares	$97	$304	$529	$1,177

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

The “Management of the Fund—The Advisor and Subadvisors” section of the Prospectus is hereby replaced in its entirety with the following:

MANAGEMENT OF THE FUND

THE ADVISOR AND SUBADVISORS

The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of September 30, 2016, the Advisor managed approximately $60.5 billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.

CNS Asia, with offices located at 1201-2 Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.

CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.

The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.

References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.

Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor and Subadvisors also select brokers and dealers to execute the Fund’s portfolio transactions.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.80% of the average daily net assets of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets. The Fund’s effective investment advisory fee during 2015 was 0.85% of average daily net assets.

In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to administrative, transfer agency, custodial, legal and accounting fees. The Fund pays the Advisor a monthly fee at the annual rate of 0.02% for administration services.

The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.30% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.45% for Class R shares and 0.95% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement and Subadvisory Agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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